                                                                       Exhibit C

                              Weeks Realty, L.P.
           Pro Forma Condensed Consolidated Statements of Operations
                                  (Unaudited)

The unaudited condensed consolidated statements of operations are presented as if the Operating Partnership acquired the NWI and Lichtin 1997 Acquisition Properties as described herein, as of January 1, 1996. The unaudited combined results of operations of the NWI and Lichtin 1997 Acquisition Properties for the six months ended June 30, 1997 include the historical revenue and certain operating expenses of the properties through their respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B). The actual operating results of the acquired properties subsequent to their acquisition dates are included in the historical financial statements of the Operating Partnership. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition of the NWI and Lichtin 1997 Acquisition Properties have been made.

These unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the unaudited pro forma condensed consolidated balance sheet of the Operating Partnership included herein and the consolidated financial statements and accompanying notes thereto of the Operating
Partnership included in its Form 10/A dated and filed with the Commission on October 1, 1997.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Operating Partnership would have been assuming the Operating Partnership had acquired the NWI and Lichtin 1997 Acquisition Properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                              Weeks Realty, L.P.
            Pro Forma Condensed Consolidated Statement of Operations
                     For the Six Months Ended June 30, 1997
                                  (Unaudited)
                     (In thousands, except per share data)

------------------------------------------------------------------------------------------------------------------------
                                                          Lichtin 1997       NWI 1997
                                       Weeks Realty, L.P.  Acquisition     Acquisition      Pro Forma
                                          Historical(a)   Properties(b)   Properties(b)    Adjustments      Pro Forma
------------------------------------------------------------------------------------------------------------------------
Revenue
  Rental income                              $36,279           $1,952            $231           $    --       $38,462
  Tenant reimbursements                        4,416            1,067              49                --         5,532
  Direct financing lease                         376               --              --                --           376
  Other                                          267               --              --                --           267
------------------------------------------------------------------------------------------------------------------------
                                              41,338            3,019             280                --        44,637
------------------------------------------------------------------------------------------------------------------------
Expenses
  Property operating
   and maintenance                             4,622            1,023              27                --         5,672
  Real estate taxes                            3,467              171              24                --         3,662
  Depreciation and amortization               11,044               --              --               587(c)     11,631
  Interest                                     9,554               --              --             1,271(d)     10,825
  Amortization of deferred
   financing costs                               452               --              --                --           452
  General and administrative                   2,419               --              --                --         2,419
------------------------------------------------------------------------------------------------------------------------
                                              31,558            1,194              51             1,858        34,661
------------------------------------------------------------------------------------------------------------------------
Income before equity in earnings of
  unconsolidated subsidiaries,
  interest income and gain on sale
  of real estate asset                         9,780            1,825             229            (1,858)        9,976
  Equity in earnings of unconsolidated
   subsidiaries                                1,224               --              --                --         1,224
  Interest income                                543               --              --                --           543
  Gain on sale of real estate asset              209               --              --                --           209
------------------------------------------------------------------------------------------------------------------------
Net income                                    11,756            1,825             229            (1,858)       11,952
------------------------------------------------------------------------------------------------------------------------
Per Unit Data:
Net income                                     $0.59               --              --                --         $0.59
------------------------------------------------------------------------------------------------------------------------
Weighted average common units outstanding     19,791               --              --               342(e)     20,133
------------------------------------------------------------------------------------------------------------------------

                              Weeks Realty, L.P.
            Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 1996
                                  (Unaudited)
                     (In thousands, except per share data)

------------------------------------------------------------------------------------------------------------------------
                                                       Lichtin 1997       NWI 1997
                                  Weeks Realty, L.P.    Acquisition     Acquisition       Pro Forma
                                    Historical(a)      Properties(b)   Properties(b)     Adjustments    Pro Forma
------------------------------------------------------------------------------------------------------------------------
Revenue
  Rental                                  $48,162           $4,347            $702         $    --        $53,211
  Tenant reimbursements                     4,517            2,187             114              --          6,818
  Direct financing lease                      768               --              --              --            768
  Other                                       436               --              --              --            436
------------------------------------------------------------------------------------------------------------------------
                                           53,883            6,534             816              --         61,233
------------------------------------------------------------------------------------------------------------------------
Expenses
  Property operating
   and maintenance                          6,025            2,100             110              --          8,235
  Real estate taxes                         4,725              381              52              --          5,158
  Depreciation and amortization            13,474               --              --           1,412(c)      14,886
  Interest                                 11,779               --              --           2,813(d)      14,592
  Amortization of deferred
   financing costs                            864               --              --              --            864
  General and administrative                3,039               --              --              --          3,039
------------------------------------------------------------------------------------------------------------------------
                                           39,906            2,481             162           4,225         46,774
------------------------------------------------------------------------------------------------------------------------
Income before equity in earnings of
  unconsolidated subsidiaries and
  interest income                          13,977            4,053             654          (4,225)        14,459
  Equity in earnings of
   unconsolidated subsidiaries              1,340               --              --              --          1,340
  Interest income                             492               --              --              --            492
------------------------------------------------------------------------------------------------------------------------
Net income                                 15,809            4,053             654          (4,225)        16,291
------------------------------------------------------------------------------------------------------------------------
Per Unit Data:
Net Income                                $  1.11               --              --              --        $  1.09
------------------------------------------------------------------------------------------------------------------------
Weighted average common units outstanding  14,280               --              --             641(e)      14,921
------------------------------------------------------------------------------------------------------------------------

                              Weeks Realty, L.P.
                  Notes and Assumptions to Unaudited Pro Forma
                Condensed Consolidated Statements of Operations

(a) Represents the Operating Partnership's condensed consolidated statement of operations contained in its Form 10/A dated and filed with the Commission on October 1, 1997 for the six months ended June 30, 1997, and for the year ended December 31, 1996, as applicable.

(b) Represents adjustments to reflect historical rental revenue, tenant reimbursements, real estate taxes and certain property operating and maintenance expenses for the Lichtin 1997 Acquisition Properties as detailed in Exhibit A and the NWI 1997 Acquisition Properties as detailed in Exhibit B.

(c) Represents adjustment to reflect depreciation expense for the NWI and Lichtin 1997 Acquisition Properties based upon the Operating Partnership's assumed allocation of the acquisition price to land, buildings and improvements using a 35 year life for buildings and the life of the lease for tenant improvements for periods prior to the buildings' respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B).

(d) Represents interest expense for periods prior to the buildings' respective acquisition dates (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibits A and B) associated with approximately $24.0 million of mortgage debt assumed at a weighted average interest rate of approximately 9.0% and additional Operating Partnership revolving credit facility borrowings of approximately $9.2 million at an interest rate of 7.15% which were utilized to acquire the Lichtin 1997 Acquisition Properties.

(e) Represents the adjustment of weighted average units outstanding to reflect the common units issued in conjunction with the acquisitions of the NWI and Lichtin 1997 Acquisition Properties.

                              Weeks Realty, L.P.
                 Pro Forma Condensed Consolidated Balance Sheet
                                 June 30, 1997
                                  (Unaudited)

The unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of certain of the Lichtin and NWI 1997 Acquisition Properties which occurred subsequent to June 30, 1997 (consisting of eight properties acquired from Lichtin for total acquisition consideration of approximately $31.7 million) had occurred as of June 30, 1997. The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position of the Operating Partnership would have been at June 30, 1997, nor does it purport to represent the future financial position of the Operating Partnership.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the unaudited pro forma condensed consolidated statements of operations of the Operating Partnership included herein and the consolidated financial statements and accompanying notes thereto of the Operating Partnership included in its Form 10/A dated and filed with the Commission on October 1, 1997.

                              Weeks Realty, L.P.
                 Pro Forma Condensed Consolidated Balance Sheet
                                 June 30, 1997
                                  (Unaudited)
                                 (In thousands)

-------------------------------------------------------------------------------------------------------
                                           Weeks Realty, L.P.     Pro Forma
                                             Historical/(a)/    Adjustments/(b)/        Pro Forma
-------------------------------------------------------------------------------------------------------
Assets
  Land                                          $ 88,644            $ 4,206              $ 92,850
  Buildings and improvements                     516,266             27,451               543,717
  Accumulated depreciation                       (51,031)                --               (51,031)
-------------------------------------------------------------------------------------------------------
    Operating real estate assets                 553,879             31,657               585,536
  Developments in progress                        73,236                 --                73,236
  Land held for future developments                9,763                 --                 9,763
-------------------------------------------------------------------------------------------------------
    Net real estate assets                       636,878             31,657               668,535
  Real estate loans                               16,112                 --                16,112
  Cash and cash equivalents                          124                 --                   124
  Direct financing lease                           5,075                 --                 5,075
  Receivables                                      7,427                 --                 7,427
  Deferred costs, net                             11,324                 --                11,324
  Investments in and notes receivable
    from unconcolidated subsidiaries               8,909                 --                 8,909
  Other assets                                     2,346                 --                 2,346
-------------------------------------------------------------------------------------------------------
Total Assets                                    $688,195            $31,657              $719,852
=======================================================================================================
Liabilities and Partners' Capital
  Mortgage notes payable                        $169,056            $20,260              $189,316
  Bank credit facility borrowings                101,790              9,161               110,951
  Accounts payable
    and accrued expenses                          13,910                 --                13,910
  Other liabilities                                3,873                 --                 3,873
-------------------------------------------------------------------------------------------------------
Total Liabilities                                288,629             29,421               318,050
-------------------------------------------------------------------------------------------------------
Other limited partners'
  capital interests, at
  redemption value                               158,057              2,619 /(b)/(c)/     160,676
Partners' capital                                241,509               (383)/(c)/         241,126
-------------------------------------------------------------------------------------------------------
Total Liabilities
  and Partners' Capital                         $688,195            $31,657              $719,852
=======================================================================================================

                              Weeks Realty, L.P.
                  Notes and Assumptions to Unaudited Pro Forma
                      Condensed Consolidated Balance Sheet

(a) Represents the Operating Partnership's condensed consolidated balance sheet as of June 30, 1997 contained in the Operating Partnership's Form 10/A dated and filed with the Commission on October 1, 1997.

(b) Represents the aggregate purchase price, including closing costs, of approximately $31.7 million for the eight properties acquired from Lichtin subsequent to June 30, 1997 (see Note 1 to the combined statements of revenue and certain expenses included herein as Exhibit A). The aggregate acquisition consideration for these eight properties consisted of assumed mortgage indebtedness of approximately $20.3 million, the assumption and repayment of other indebtedness and the payment of cash through the Operating Partnership's revolving credit facility of approximately $9.2 million, and the issuance of units of partnership interest in the Operating Partnership valued at $2.2 million.

(c) Includes the adjustment of $383,000 to state the other limited partners' capital interests at their redemption value of $31.25 per unit as of June 30, 1997.